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                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer, or both, of NAVIGATION TECHNOLOGIES CORPORATION, a Delaware corporation (the "Company"), does hereby constitute and appoint JUDSON C. GREEN, LAWRENCE D. CHESLER and LAWRENCE M. KAPLAN, with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys to execute, file or deliver this Annual Report on Form 10-K, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his name as a director or officer or both, of the Company, as indicated below opposite his signature, to the Annual Report and any amendment, thereto; and each of the undersigned does hereby fully ratify and confirm all that said attorneys and agents, or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has subscribed these presents as of the date set forth opposite such signatory's name.

/s/  Judson C. Green                                         Date:  3/25/02
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Judson C. Green, Director, President and Chief Executive
Officer(principal executive officer and principal
financial officer)


/s/  Neil Smith                                              Date:  3/22/02
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Neil Smith (principal accounting officer)


/s/  Richard J.A. de Lange                                   Date:  3/25/02
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Richard J.A. de Lange, Director


/s/  T. Russell Shields                                      Date:  3/22/02
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T. Russell Shields, Director


/s/  William E. Curran                                       Date:  3/22/02
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William E. Curran, Director


/s/  James P. Nolan                                          Date:  3/25/02
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James P. Nolan, Director


/s/  Dirk-Jan van Ommeren                                    Date:  3/25/02
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Dirk-Jan van Ommeren, Director